UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934
(Amendment No. )

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

AIM ImmunoTech Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On November 22, 2024, AIM ImmunoTech Inc. (the “Company”) presented the following investor presentation to Institutional Shareholder Services Inc., a copy of which is attached hereto as Exhibit 1. The Company also intends to use the presentation for discussions with its stockholders in connection with the Company’s 2024 Annual Meeting of Stockholders (the “Annual Meeting”).

Forward Looking Statements

The presentation attached contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “PSLRA”). Words such as “may,” “will,” “expect,” “plan,” “anticipate,” “continue,” “believe,” “potential,” “upcoming” and other variations thereon and similar expressions (as well as other words or expressions referencing future events or circumstances) are intended to identify forward-looking statements. Many of these forward-looking statements involve a number of risks and uncertainties. Data, pre-clinical success and clinical success seen to date does not guarantee that Ampligen will be approved as a therapy for endometriosis or ovarian cancer. The Company urges investors to consider specifically the various risk factors identified in its most recent Annual Report on Form 10-K, and any risk factors or cautionary statements included in any subsequent Quarterly Report on Form 10-Q or Current Report on Form 8-K, filed with the U.S. Securities and Exchange Commission (the “SEC”). You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of the presentation attached hereto. Among other things, for those statements, the Company claims the protection of the safe harbor for forward-looking statements contained in the PSLRA. The Company does not undertake to update any of these forward-looking statements to reflect events or circumstances that occur after the date hereof.

Important Additional Information

The Company, its directors and executive officers, Peter W. Rodino, III and Robert Dickey, IV, are deemed to be “participants” (as defined in Section 14(a) of the Securities Exchange Act of 1934, as amended) in the solicitation of proxies from the Company’s stockholders in connection with the Annual Meeting. The Company filed its definitive proxy statement (the “Definitive Proxy Statement”) and a WHITE universal proxy card with the SEC on November 4, 2024 in connection with such solicitation of proxies from the Company’s stockholders. STOCKHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ SUCH DEFINITIVE PROXY STATEMENT, ACCOMPANYING WHITE UNIVERSAL PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY AS THEY CONTAIN IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING. The Definitive Proxy Statement contains information regarding the identity of the participants, and their direct and indirect interests, by security holdings or otherwise, in the Company’s securities and can be found in the section titled “Principal Stockholders” of the Definitive Proxy Statement and available here. Information regarding subsequent changes to their holdings of the Company’s securities can be found in the SEC filings on Forms 3, 4, and 5, which are available on the Company’s website available here or through the SEC’s website at www.sec.gov. Stockholders will be able to obtain the Definitive Proxy Statement, any amendments or supplements thereto and other documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Company’s website at https://aimimmuno.com/sec-filings/.

Exhibit 1

AIM ImmunoTech

NYSE American: AIM
aimimmuno.com



Safeguard AIM

November 2024

Forward Looking Statements

Forward Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “PSLRA”). Words such as “may,” “will,” “expect,” “plan,” “anticipate,” “continue,” “believe,” “potential,” “upcoming” and other variations thereon and similar expressions (as well as other words or expressions referencing future events or circumstances) are intended to identify forward-looking statements. Many of these forward-looking statements involve a number of risks and uncertainties. Data, pre-clinical success and clinical success seen to date does not guarantee that Ampligen will be approved as a therapy for endometriosis or ovarian cancer. AIM ImmunoTech Inc. (the "Company" or "AIM") urges investors to consider specifically the various risk factors identified in its most recent Annual Report on Form 10-K, and any risk factors or cautionary statements included in any subsequent Quarterly Report on Form 10-Q or Current Report on Form 8-K, filed with the U.S. Securities and Exchange Commission (the “SEC”). You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Among other things, for those statements, the Company claims the protection of the safe harbor for forward-looking statements contained in the PSLRA. The Company does not undertake to update any of these forward-looking statements to reflect events or circumstances that occur after the date hereof.

Important Additional Information

The Company, its directors and executive officers, Peter W. Rodino, III and Robert Dickey, IV, are deemed to be “participants” (as defined in Section 14(a) of the Securities Exchange Act of 1934, as amended) in the solicitation of proxies from the Company’s stockholders in connection with the Company’s 2024 Annual Meeting of Stockholders (the “Annual Meeting”). The Company filed its definitive proxy statement (the “Definitive Proxy Statement”) and a **WHITE** universal proxy card with the SEC on November 4, 2024 in connection with such solicitation of proxies from the Company’s stockholders. **STOCKHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ SUCH DEFINITIVE PROXY STATEMENT, ACCOMPANYING WHITE UNIVERSAL PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY AS THEY CONTAIN IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING.** The Definitive Proxy Statement contains information regarding the identity of the participants, and their direct and indirect interests, by security holdings or otherwise, in the Company’s securities and can be found in the section titled “Principal Stockholders” of the Definitive Proxy Statement and available here. Information regarding subsequent changes to their holdings of the Company’s securities can be found in the SEC filings on Forms 3, 4, and 5, which are available on the Company’s website available here or through the SEC’s website at www.sec.gov. Stockholders will be able to obtain the Definitive Proxy Statement, any amendments or supplements thereto and other documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Company’s website at https://aimimmuno.com/sec-filings/.

Table of Contents

AIM

Executive Summary



Focus on Advancing Programs to Date

We are a late-stage clinical immuno-pharma company focused on developing therapeutics across a number of disease areas

Our lead program, Ampligen®, is an immuno-modulator that has shown broad spectrum activity in human clinical studies with significant positive data published in numerous well-respected journals and forums

Important Clinical Asset

Ampligen® - Advancing a Broad Pipeline in Multiple Indications

Disease Areas

Immuno-Oncology
Immune Disorders
Viral Diseases

Active Clinical Programs

Across Multiple High-Value Indications

Industry and University Collaborators

Funding Majority of Ongoing Clinical Studies

Multiple Value-Driving Inflection Points to Come

AIM at a Glance

Ampligen® – Our Lead Program in Pancreatic and Recurrent Ovarian Cancers

- Ampligen induces a wide range of immunologic / antitumor activities and is unique amongst TLR agonists in its mechanism of action, specificity and safety profile
- AIM is overseeing multiple active and ongoing clinical trials for Ampligen across areas of unmet medical need and high-value indications
- Advancing these human clinical studies is our primary focus and we have established a growing body of consistent safety and efficacy data with Ampligen that continues to encourage us and our program collaborators
- Ampligen is being used as a combination therapy for our lead programs in **pancreatic** and **recurrent ovarian cancers** – this has resulted in exciting data in two ongoing Phase 2 studies of Ampligen and AstraZeneca's Durvalumab for pancreatic cancer and Merck's Keytruda for recurrent ovarian cancer



AIM ImmunoTech (NYSE American: AIM) Corporate Snapshot

46	72	$7.2M	~$16M	~63.7M
Patents Worldwide	Pending Applications	Cash, Cash Equivalent and Marketable Investments[1]	Market Capitalization[2]	Shares Outstanding[3]

1. As of September 30, 2024
2. As of November 14, 2024, with a closing price of $0.25
3. As of November 14, 2024

Well-Developed Safety Profile With Clinical Trials in Multiple High-Value Disease Areas

~100,000
IV doses in humans, generally well-tolerated

Demonstrated Safety
Generally well-tolerated across a number of clinical studies

Clinical Demonstration
Clinical potential / encouraging results in multiple preclinical models and clinical studies



Disease Area Focus

- Oncology
- COVID-19
- ME/Chronic Fatigue Syndrome
- Long COVID Chronic Fatigue-Like Conditions

Approved in Argentina
for treatment of severe chronic fatigue syndrome

Positive Phase 3
for treatment of ME/CFS completed in U.S.

PD-1 and PD-L1
Potential oncology synergies with checkpoint inhibitors

AIM's Clinical Pipeline Development Has Significant Momentum

Indications	Approach	Preclinical	Phase 1	Phase 2	Phase 3	Highlights
Locally Advanced Pancreatic Adenocarcinoma	Ampligen Following FOLFIRINOX	AMP-270				**Protocol Recently Amended**
Metastatic Pancreatic Ductal Adenocarcinoma	Ampligen and Durvalumab	DURIPANC				**Reported positive preliminary data: stable disease in 2/3 of patients at 6 months**
Advanced, Recurrent Ovarian Cancer	Ampligen and Pembrolizumab	AMP / KEYTRUDA Combo				**On track with continued patient enrollment**
Advanced, Recurrent Ovarian Cancer	Ampligen and Dendritic Cell Vaccine	AMP / Dendritic Cell Combo				**On track with continued patient enrollment**
Netherlands Authorized **Early Access Program: Late-Stage Pancreatic Cancer**	Single Agent	→	→	→	→	**Over 50 patients treated to date** **Final positive data Overall Survival (OS) and Progression Free Survival (PFS) published**
Long COVID / Post-COVID Conditions	Single Agent	AMP-518				**Finalized Clinical Study Report** **Planning follow-up clinical trial with focus on moderate-to-severe Post-COVID-related fatigue**

High-value opportunity

AIM Has Been Successfully Executing a Turnaround

Since 2016, we have been focused on turning the Company around from what was a very challenging situation and creating a path to generating long-term value for patients and shareholders

Implemented Cost Controls

Adjusted executive compensation and pursued various grants and funding partnerships to offset trial costs

Extended Cash Runway

Prudently managed the Company's cash position having achieved multiple key milestones

Increased Ampligen Production

Managed manufacturing plan to ensure sufficient Ampligen supply for clinical trial obligations

Pivoted Research Efforts Toward High Value Indications

Repurposed Ampligen into oncology with the potential to create significant market opportunities

We have seen significant momentum in our clinical progress and are positioning the Company for long-term value creation

Our Nominees are Well Qualified to Continue Overseeing AIM

The Board has the right mix of experience and skillsets needed to oversee the Company's strategy for long-term value creation



Stewart L. Appelrouth
Audit Committee Chair

- ✓ Financial and Audit Expertise
- ✓ Regulatory Experience
- ✓ Significant Leadership Experience



Nancy K. Bryan
Compensation Committee Chair

- ✓ Life Sciences Industry Experience
- ✓ CEO Experience
- ✓ Marketing and Commercialization Experience



Thomas K. Equels, M.S., J.D.
Chief Executive Officer

- ✓ Public Company CEO Experience
- ✓ Clinical Trial Design and Drug Development Experience
- ✓ Legal Experience



William M. Mitchell, M.D., Ph.D.
Board Chair

- ✓ Leadership Experience
- ✓ Academic and Industry Experience
- ✓ Regulatory Experience

The Activist Group Includes Individuals Who Have Attempted to Mislead Shareholders for Years

- A group of activist investors is attempting to take control of the AIM Board for ***the third year in a row***
- The Activist Group includes individuals with **checkered pasts** and close ties to **securities laws felons**
- The Activist Group has **intentionally misled shareholders for years** by omitting key information about the group's members and their intentions for AIM
- **In 2022,** certain members of the Activist Group attempted to submit a nomination notice that the Delaware Court of Chancery determined ***"was – at best – misleading"***[1]
- **In 2023,** the Delaware Court of Chancery determined the Activist Group was ***"engaging in manipulative conduct"***[2]
- In our view, the Activist Group has **not presented a compelling business plan** beyond draining AIM's resources to pay its members and their associates **millions of dollars** related to their years-long efforts to seize control of the Board

We believe the Activist Group cannot be trusted to act in the best interests of shareholders and responsibly steward AIM's resources

1. *Jorgl*, 2022 WL 16543834, at *1. (emphasis added)
2. *Kellner v. AIM ImmunoTech Inc.*, 320 A.3d 239, 247 (Del. 2024)

The Activist Group is Misleading Shareholders About Our Stock Price

- The Activist Group stated in its public materials:

*"On February 25, 2016, the day that Mr. Equels assumed the role of CEO, AIM's stock closed at $87.15"**

→ ***this is misleading***

- A little over two weeks later on March 15, 2016, AIM (f/k/a Hemispherx Biopharma) received written notice from the NYSE MKT securities exchange that it was not in compliance with the listing standard because the Company's common stock had been selling at what the NYSE American considers a "low selling price" **(generally trading below $0.20 per share for an extended period of time)**

- On March 15, 2016, AIM's closing price was **$0.16, with a 30-day average of $0.14 – nowhere near the Activist Group's purported figure of $87.15**



Via Electronic and U.S. Mail

March 15, 2016

Mr. Thomas Equels
Chief Executive Officer
Hemispherx Biopharma, Inc.
One Penn Center
1617 JFK Boulevard, Suite 500
Philadelphia, PA 19103

Dear Mr. Equels:

NYSE MKT LLC continued listing standards are set forth in Part 10 of the NYSE MKT Company Guide[1]. Hemispherx Biopharma, Inc. (the "Company") was previously notified by letter dated September 14, 2015 that the Exchange deemed it appropriate for the Company to effect a reverse stock split to address its low selling price. However, the Company has not yet completed a reverse stock split or taken any steps towards effecting a reverse stock split to date. Accordingly, Staff has determined that the Company's securities have been selling for a low price per share for a substantial period of time[2] and, pursuant to Section 1003(f)(v) of the Company Guide, the Company's continued listing is predicated on it effecting a reverse stock split of its Common Stock or otherwise demonstrating sustained price improvement within a reasonable period of time, which we have determined to be no later than September 15, 2016.

As a result of the foregoing, the Company has become subject to the procedures and requirements of Section 1009 of the Company Guide. Accordingly, the Company must contact Ryan Cooke at 212-656-2010 by March 21, 2016 to confirm receipt of this letter and discuss any new developments of which the Exchange staff may be unaware.

Pursuant to Sections 402 (g) and 1009(j) of the Company Guide, the Company must also issue public disclosure by March 21, 2016 announcing receipt of this letter and the specific continued listing standards it has fallen below. A sample press release is attached.

To enhance information available to investors, NYSE MKT makes a below compliance (".BC") indicator available on the consolidated tape. This enables data vendors who disseminate the quotes and trades of NYSE MKT-listed companies to append an indicator to the ticker symbol(s) of any company that is below standards. Each vendor is free to use an indicator of its own choosing so the letter or symbol used to indicate this status may differ from vendor to vendor. NYSE MKT also publishes a list of noncompliant issuers[3] and displays the .BC indicator on its

[1] The Company Guide is available at http://wallstreet.cch.com/mkt/CompanyGuide/
[2] The price per share of the Company's Common Stock has closed at or below $0.20 since July 17, 2015 and most recently closed on March 14, 2015 at $0.16, with a 30 day average of $0.14.
[3] https://www.nyse.com/regulation/noncompliant-issuers

* In their proxy statement, the Activist Group only notes in a footnote that the price of $87.15 per share gives effect to reverse stock splits

The Activist Group is misrepresenting AIM's business

The Activist Group Wants to Repay Itself With AIM's Shareholder Capital

THE ACTIVIST GROUP'S BILL FOR AIM SHAREHOLDERS IF ELECTED TO THE BOARD AS STATED IN THEIR PROXY STATEMENT

$5+ MILLION	**+**	**$$$?**
(cost for 2023 failed attempt to take control of the AIM Board)		*(potential cost for 2024 takeover of the AIM Board)*

Giving the Activist Group access to AIM's cash could put the funding of our clinical trials at significant risk – we cannot allow this to happen

We Believe the Activist Group's Nominees Lack the Necessary Skills to Serve on the Board



Ted D. Kellner

Retired co-founder of Fiduciary Management Inc.

- x No relevant biotech board or senior management experience
- x Attempting to force AIM shareholders, without a direct say, to repay him millions for failed Board takeover attempt in 2023, in addition to any expenses incurred in connection with their attempt to take over the Board at this year's Annual Meeting
- x No compelling strategic plan for the Company



Todd Deutsch

Private investor and entrepreneur

- x No relevant biotech board or senior management experience
- x Attempting to force AIM shareholders, without a direct say, to repay him millions for failed Board takeover attempt in 2023, in addition to any expenses incurred in connection with their attempt to take over the Board at this year's Annual Meeting
- x No compelling strategic plan for the Company



Robert L. Chioini

Managing member of Bright Rock Holdings, LLC

- x Track record of operational failure and mismanagement in the biotech space (fired from CEO position at Rockwell Medical and later sued by Rockwell)
- x Attempting to force AIM shareholders, without a direct say, to repay him millions for failed Board takeover attempt in 2023, in addition to any expenses incurred in connection with their attempt to take over the Board at this year's Annual Meeting
- x No compelling strategic plan for the Company



Paul Sweeney

Co-founder of PS Capital Partners

- x No relevant biotech board or senior management experience
- x Lacks independence from the Activist Group as long-time business associate of Mr. Kellner
- x No compelling strategic plan for the Company

AIM ImmunoTech

AIM's Board Will Protect the Company's Significant Momentum

AIM's directors have the right backgrounds and experience needed to oversee the Company's strategy

- The Board is composed of proven leaders with expertise in a variety of areas critical to the success of AIM – including **drug development** and **commercialization**, **scientific** and **medical**, **financial management** and **regulatory experience**

AIM's clinical pipeline has significant momentum

- We believe AIM's greatest value creation opportunities are in **pancreatic cancer** and **advanced recurrent ovarian cancer** indications
- Our lead program is laying the **groundwork for commercialization opportunities** by delivering exciting data across clinical trials, including in two ongoing Phase 2 studies with AstraZeneca and Merck

The Activist Group's interests are not aligned with those of all shareholders

- The Activist Group plans to seek **millions of dollars** of reimbursement from AIM for its members' efforts to take over the Board without giving shareholders a direct say
- We believe the Activist Group **lacks a cohesive strategy** for AIM beyond exploiting its resources for personal benefit

The Activist Group and its nominees have orchestrated a multi-year attempt to take control of AIM's Board at the expense of shareholders

- We believe the Activist Group's nominees – which include **individuals with checkered pasts and close ties to securities laws felons** – are not qualified to serve on the Board and cannot be trusted to act in the best interests of all shareholders



AIM

AIM is Executing on its Strategy to Create Long-Term Value

We know that shareholders have lost money due to our share price performance and we are doing what we can to change that

The Board and management team strongly believe in Ampligen's potential and the opportunity it presents for patients and shareholders

We are working as expeditiously as possible to bring Ampligen to market for high-need indications and position AIM for long-term value creation

Focused On Clinical Execution

Unlocking the Value of Ampligen

- ✓ Encouraging Data
- ✓ Multiple Ongoing Clinical Studies
- ✓ Big Pharma Collaborators

Lead Program Ampligen® (rintatolimod)

Ampligen is a double-stranded RNA (“dsRNA”) molecule being developed for globally important cancers, viral diseases and disorders of the immune system

SIGNIFICANT UNMET NEED ACROSS ONCOLOGY INDICATIONS

	Pancreatic Cancer	*Ovarian Cancer*	*Breast Cancer*	*Colorectal Cancer*	*Melanoma*
	Market Opportunities	Market Opportunities	Market Opportunities	Market Opportunities	Market Opportunities
New Cases Annually[1]	**62,210**	**19,880**	**287,850**	**151,030**	**99,780**
Deaths Annually[1]	**49,830**	**12,810**	**43,250**	**52,580**	**7,650**
		80% recurrence rate following chemotherapy[2]	*12-20% of cases are triple-negative[3]*		

Post-COVID Conditions – *Fatigue and Cognitive Dysfunction*

Endometriosis Conditions – *Fatigue*

Global Market Opportunity: $2.4 billion (2023)

High-value opportunity

1. National Cancer Institute: Surveillance, Epidemiology and End Results - Ovarian Cancer; Pancreatic Cancer; Breast Cancer; Melanoma
2. NIH National Cancer Institute Surgery for Recurrent Ovarian Cancer Does Not Improve Survival, December 10, 2019, by NCI Staff
3. Manjunath M, Choudhary B. Triple-negative breast cancer: A run-through of features, classification and current therapies. Oncol Lett. 2021;22(1):512. doi:10.3892/ol.2021.12773

AIM ImmunoTech

Ampligen is Demonstrating Positive Data in Numerous Human Trials

Indications	Approach	Preclinical	Phase 1	Phase 2	Phase 3	Highlights
Locally Advanced Pancreatic Adenocarcinoma	Ampligen Following FOLFIRINOX	AMP-270				**Protocol Recently Amended**
Metastatic Pancreatic Ductal Adenocarcinoma	Ampligen and Durvalumab	DURIPANC				**Reported positive preliminary data: stable disease in 2/3 of patients at 6 months**
Advanced, Recurrent Ovarian Cancer	Ampligen and Pembrolizumab	AMP / KEYTRUDA Combo				**On track with continued patient enrollment**
Advanced, Recurrent Ovarian Cancer	Ampligen and Dendritic Cell Vaccine	AMP / Dendritic Cell Combo				**On track with continued patient enrollment**
Netherlands Authorized **Early Access Program: Late-Stage Pancreatic Cancer**	Single Agent	→	→	→	→	**Over 50 patients treated to date** **Final positive data Overall Survival (OS) and Progression Free Survival (PFS) published**
Long COVID / Post-COVID Conditions	Single Agent	AMP-518				**Finalized Clinical Study Report** **Planning follow-up clinical trial with focus on moderate-to-severe Post-COVID-related fatigue**

Potential Pipeline Expansion ME/CFS Trial into Endometriosis, Targeting Fatigue

High-value opportunity

AIM ImmunoTech

Pancreatic Cancer is a Major Market Opportunity for Ampligen

- Pancreatic cancer is a primary focus for Ampligen's development given the high unmet need, granted FDA and EMA orphan designations and mechanistic rationale
- We have seen positive preliminary data in Phase 1b/2 study of Ampligen and Imfinzi (durvalumab) as a combination therapy for late-stage pancreatic cancer
- AIM also has a program in collaboration with AstraZeneca, a world-class pharma leader, and Erasmus, which is one of the top pancreatic cancer research centers in the world
- With ongoing positive data, these programs may have the potential to lead to a partnership agreement

Phase 2	Locally Advanced Pancreatic Adenocarcinoma
	AMP-270
Status	**Patient Recruitment Underway; Protocol Recently Amended**
Number of Subjects	**Up to 90**
Study Drug	**Ampligen Following First-Line Therapy**
Primary Endpoint	**PFS**
Secondary Endpoint	**OS, ORR, Duration of Response (DoR)**
Study Collaborators	**AIM Sponsored**
Clinical Trials NCT #	**NCT05494697**

Phase 2	Metastatic Pancreatic Ductal Adenocarcinoma
	DURIPANC
Status	**Enrolling and Dosing Patients; Reported Positive Interim Results: stable disease in 2/3 of patients at 6 months**
Study Drug	**Ampligen® + Imfinzi (durvalumab)**
Primary Endpoint	**Safety and Efficacy**
Study Collaborators	AstraZeneca; Erasmus MC
Clinical Trials NCT #	**NCT05927142**

Advanced Ovarian Cancer Programs are Seeing Encouraging Results

- AIM has two combination trials in recurrent ovarian cancer underway at The University of Pittsburgh
- The trial combining Ampligen with KEYTRUDA has produced positive results showing Ampligen significantly enhances the impact of KEYTRUDA in these advanced recurrent ovarian cancer patients over KEYTRUDA alone
- Similarly, there is a trial underway with University of Pittsburgh Medical Center and the National Cancer Institute combining Ampligen with a dendritic cell therapeutic vaccine

Phase 2	Advanced, Recurrent Ovarian Cancer
AMPLIGEN / KEYTRUDA Combo	
Status	**On Track with Continued Patient Enrollment**
Study Drug	**Ampligen and KEYTRUDA**
Primary Endpoint	**Objective Response Rate (ORR)**
Study Collaborators	MERCK; University of Pittsburgh
Clinical Trials NCT #	**NCT03734692**

Phase 2	Advanced, Recurrent Ovarian Cancer
AMPLIGEN / Dendritic Cell Combo	
Status	**On Track with Continued Patient Enrollment**
Study Drug	**Ampligen and Dendritic Cell Vaccine**
Primary Endpoint	**Objective Response Rate (ORR)**
Study Collaborators	University of Pittsburgh; NIH National Cancer Institute
Clinical Trials NCT #	**NCT02432378**

Key Accomplishments in 2024

Metastatic Pancreatic Ductal Adenocarcinoma

- Commenced enrollment and dosing in DURIPANC Phase 1b/2 study combining Ampligen® with AstraZeneca's anti-PD-L1 immune checkpoint inhibitor Imfinzi® (durvalumab) for the treatment of late-stage pancreatic cancer;
- Announced that the first dose level is generally well-tolerated in the DURIPANC Phase 1b/2 study of Ampligen and Imfinzi as a combination therapy for late-stage pancreatic cancer; and
- Reported positive preliminary data from Phase 1b/2 study of Ampligen and Imfinzi as a combination therapy for late-stage pancreatic cancer demonstrating a preliminary finding of stable disease in two out of three patients at 6 months in the first subject cohort

Locally Advanced Pancreatic Adenocarcinoma

- Received authorization from the Erasmus Medical Center Ethics Committee to open a European site for the ongoing Phase 2 study ("AMP-270") of Ampligen as a therapy for locally advanced pancreatic cancer; and
- Announced the publication of new data analysis from a long-term Early Access Program studying Ampligen for the treatment of advanced pancreatic ductal adenocarcinoma

Post-COVID-19 Conditions

- Reported positive topline results from the Company's Phase 2 study evaluating the efficacy and safety of Ampligen as a potential therapeutic for people with the post-COVID-19 condition of fatigue ("AMP-518"); and
- Reported an analysis of the AMP-518 clinical trial which supported the Company's belief in Ampligen as a potential therapeutic for people with the moderate-to-severe post-COVID-19 condition of fatigue, and that this would be the likely subject population for AIM's planned follow-up clinical trial

Additional Key Accomplishments

- Successfully completed cGMP manufacturing of 9,042 clinical vials of Ampligen;
- Announced the publication of new pre-clinical data of Ampligen as part of a combinational therapy in the treatment of melanoma; and
- Over the past year, granted three U.S. patents for Ampligen for the treatment of endometriosis, pancreatic cancer and ME/CFS

Recurrent Ovarian Cancer

- Reported positive top-line, protocol-planned interim report data from the study of Ampligen combined with pembrolizumab for the treatment of recurrent ovarian cancer

AIM is Focused on Advancing Our Clinical Asset

Our patents and pending applications make us a desirable company to work with top-notch collaborators, top research centers and world-class researchers

46
Patents Worldwide

Ampligen®

7 year market exclusivity following FDA approval

10 year market exclusivity following EMA approval

ORPHAN DRUG DESIGNATION (FDA AND EMA)

72
Pending Applications

Indications

U.S. – pancreatic cancer, melanoma, ME/CFS, renal cell carcinoma, AIDS

Europe – pancreatic cancer, Ebola

Industry and University Collaborators

AstraZeneca

Erasmus MC

NIH National Cancer Institute

University of Pittsburgh

We believe AIM is positioned for value-driving inflection points going forward

Improvement Efforts are Driving Efficiencies

- Over the past year, AIM and its UK-based manufacturing partner, Sterling Pharma Solutions, have been developing ways to optimize and streamline the production of the building blocks of Ampligen
- As a result, AIM is now able to remove certain processing steps that utilize hazardous chemicals while also shortening the polymer production time by approximately 40%
- This optimization is anticipated to **save AIM an estimated $2 million** total in the ongoing method transfer and validation process with Sterling while also **estimated to reduce future costs by about $200,000** for each batch of Ampligen

Sterling



Our management team is continually identifying and exploiting any inefficiencies possible to make Ampligen a better, more desirable product for potential partnerships and buyouts

Third Parties Agree With Ampligen's Value Opportunity

"*Positive high risks versus rewards: We acknowledge that AIM's oncology drugs still have long development roads left (~3 years), but we believe the ~billion dollars market potentials presents a high reward for the risks.*"

Ascendiant

August 2024, Edward Woo

"*Initial Imfinzi combo data from P1b/2 DURIPANC study in metastatic pancreatic cancer shows a promising signal with stable disease in 2/3 patients at 6 months. Though a small n- value, this is a highly challenging setting, and we look forward to additional updates.*

We maintain a Buy rating based on the opportunities for Ampligen and look forward to additional updates."

MAXIM GROUP

October 2024, Jason McCarthy and Michael Okunewitch

We believe allowing the Activist Group to take control of the Board would put the future of these encouraging clinical trials at significant risk

Looking Forward: AIM's Development and Commercialization Strategy

Oversee robust business development strategy

Catalyzed by the positive oncology data, AIM engaged Azenova, a specialized oncology business development firm, to drive licensing discussions for Ampligen with qualified partners

Maintain encouraging clinical results with major collaborators

Continue to deliver encouraging data in collaboration with AstraZeneca and Merck, which has potential as a first step to partnership agreements once significant data is available by year-end 2025

AIM is actively pursuing licensing partnerships and M&A opportunities to create long-term value for shareholders



AIM

Our Board is Well Qualified to Oversee AIM's Continued Momentum

Our Nominees are Well Qualified to Continue Overseeing AIM



Stewart L. Appelrouth
Audit Committee Chair

- ✓ Mr. Appelrouth has valuable financial and regulatory expertise as a certified public accountant with over 40 years of accounting and audit experience. His extensive experience as an accountant and provider of business and tax consulting services equips him to serve as Chairman of the Board's Audit Committee



Thomas K. Equels, M.S., J.D.
Chief Executive Officer

- ✓ Mr. Equels is Executive Vice Chairman, Chief Executive Officer and President of the Company and has over 25 years of experience as a practicing attorney specializing in complex business litigation. He also has extensive experience in clinical trial design and development, creating intellectual property concepts and in financing drug development



Nancy K. Bryan
Compensation Committee Chair

- ✓ Ms. Bryan possesses deep commercial, marketing, business development and corporate finance expertise from her service at major pharmaceutical companies including Merck, GlaxoSmithKline and Bayer Pharmaceuticals as well as startup biotech companies including Indevus Pharmaceuticals and NPS Pharmaceuticals. She was named a director in March 2023 as part of AIM's effort to bring additional diverse perspectives and biotechnology commercialization experience into the boardroom



William M. Mitchell, M.D., Ph.D.
Board Chair

- ✓ Dr. Mitchell serves as Chairman of the Board and has extensive medical industry experience, including as a Professor of Pathology at Vanderbilt University School of Medicine, a board-certified physician and a former member of the board of directors of Chronix Biomedical, a company involved in next-generation DNA sequencing for medical diagnostics

The Board has the right mix of experience and skillsets to oversee the Company's strategy for long-term value creation for all shareholders

AIM's Proven Management Team



Thomas K. Equels, M.S., J.D.
Chief Executive Officer



David R. Strayer, M.D.
Medical Officer



Peter W. Rodino III, J.D.
Chief Operating Officer, Executive Director for Governmental Relations, General Counsel, Secretary

Rodino Consulting;
Rodino & Rodino;
Rodino & Scalera Inc.;
Foundation Health



Robert Dickey IV, MBA
Chief Financial Officer



Christopher McAleer, Ph.D.
Scientific Officer

AIM Continues to Enhance Governance Practices

Increased Investor Communications

- Initiated quarterly earnings calls with Q&A in Q2 2023 to keep investors and market informed on strategic and scientific updates
- Launched 'CEO Corner' segments in March 2024 for added perspective on press releases, corporate developments and pipeline progress


CEO
CORNER
AIM ImmunoTech
EPISODE 8
Early Stage Triple Negative Breast Cancer
With Tom Equels, M.S., J.D.

Recently Expanded Board

- Appointed Nancy Bryan to the Board in March 2023 as part of AIM's ongoing effort to add diversity and additional biotechnology commercialization experience to the Board
- Committed to add additional director with relevant experience to the Board



Nancy Bryan

- ✓ Life Science Industry Experience
- ✓ CEO Experience
- ✓ Marketing and Commercialization Experience

Aligned Compensation with Shareholder Interests

- Taken steps to shift executive compensation away from cash and toward longer-term incentive compensation that will further align management with shareholders

The Board is committed to further augmenting our governance practices

Our Board is Aligned with AIM Shareholders

~3.3%

Total Beneficial Ownership in AIM



Stewart L. Appelrouth

321,752 Shares Owned



Nancy K. Bryan

38,462 Shares Owned



Thomas K. Equels, M.S., J.D.

1,657,968 Shares Owned



William M. Mitchell, M.D., Ph.D.

76,706 Shares Owned

The Board is deeply invested in the Company's mission and directly aligned with the economic interests of all shareholders

*All shares owned excludes shares issuable upon exercise of options that are exercisable within the next 60 days
See Definitive Proxy Statement filed by the Company with the SEC on November 4, 2024

AIM's Executive Compensation is In-Line with Industry Peers

- In November 2022, the Compensation Committee re-engaged Steven Hall & Partners, a nationally recognized independent compensation consultant, to conduct a marketplace assessment comparing the compensation of AIM's CEO and COO with the executive compensation programs of four clinical-stage biopharma companies and one commercial-stage company

- The consultant found that the annual total compensation of **AIM's CEO and COO ranked <u>second-to-last and last</u> among the comparator group** for those positions, respectively

- In 2024, AIM took steps to shift CEO and COO compensation away from cash and toward longer-term incentive compensation that will further align management with shareholders

AIM ImmunoTech

See Definitive Proxy Statement filed by the Company with the SEC on November 4, 2024



AIM

The Activist Group Has Repeatedly Misled Shareholders in its Attempts to Take Control of AIM's Board

A Multi-Year Effort to Take Control of AIM's Board

For the third year in a row, a group of activist investors is attempting to take control of the Board

Electing the Activist Group's nominees could severely disrupt the Company's forward momentum, give them access to AIM's capital and destroy the chances of near- or long-term value creation for shareholders

2022 Campaign – Board Takeover Attempt #1

- The Activist Group's nomination notice in connection with the 2022 Annual Meeting was invalid because it contained numerous deficiencies and false and misleading statements in violation of the Company's Bylaws
- Members of the Activist Group involved in the 2022 nomination effort included several individuals with concerning backgrounds – including two convicted criminals
- Following litigation brought by a member of the Activist Group, the Delaware Court of Chancery agreed with the Board's determination and found that the Activist Group's 2022 nomination notice "*was – at best – misleading*"[1]



Franz Tudor
Convicted criminal – insider trading; Orchestrator of 2022 campaign
Orchestrator of campaign
Financial backer of campaign
Michael Xirinachs
Convicted criminal – wire fraud
Tudor, Kellner and Deutsch desired to take control of the AIM Board
Tudor asked Lautz…
Tudor kept Kellner and Deutsch apprised of the campaign progress throughout
Walter Lautz
Todd Deutsch
Ted Kellner
….to nominate Chioini (and another individual)
Jorgl did not disclose he was acting on behalf of an activist group, which included Tudor, Deutsch, Kellner, Xirinachs, and Rice
Robert Chioini
Fired as CEO of Rockwell Medical and later sued by the company
When Lautz failed, Tudor, Chioini, and Xirinachs sought another shareholder to be the public "face" of their effort
Chioini asked Rice, the founder of LifeSci Advisors, Rockwell Medical's IR firm during Chioini's tenure, to run alongside him
Michael Rice
Jonathan Jorgl
"Face" of the 2022 campaign

1. *Jorgl*, 2022 WL 16543834, at *1. (emphasis added)

2023 Campaign – Board Takeover Attempt #2

- Many of the same individuals from the Activist Group resurfaced the following year
- The Activist Group's motives were exposed in its 2023 nomination notice – to force AIM shareholders to foot the bill for the *millions of dollars* in connection with its failed 2022 campaign[1]
- The Board once again found that the Activist Group's nomination notice was invalid because it omitted key information and included misleading information
- Following litigation on the issue, the Delaware Court of Chancery agreed with the Board and found that the Activist Group flouted AIM's Bylaws and determined that the Activist Group was "*engaging in manipulative conduct*"[2]


Kellner claimed in his 2023 nomination notice that he was not involved in the 2022 campaign
Ted Kellner
"…Todd Deutsch … and a gentleman named Franz Tudor, commenced a proxy to replace all of [AIM's] directors and ultimately management. I am now party to that proxy fight…"
– Kellner August 2022
Kellner nominated himself, Chioini and Deutsch to take control of the AIM Board
Todd Deutsch
Robert Chioini
Fired as CEO of Rockwell Medical and later sued by the company
Tudor was employed by Deutsch
Kellner's 2023 nomination notice also mentioned
Tudor has had business relationships with Chioini for over 10 years
Franz Tudor
Convicted criminal – insider trading; Orchestrator of 2022 campaign
If elected at the Company's 2023 Annual Meeting, Kellner nominees intended to seek reimbursement from AIM of ~$2 million in expenses from group's failed 2022 campaign and ~$3.5 million in 2023 expenses
Michael Xirinachs
Convicted criminal – wire fraud
Walter Lautz
Jonathan Jorgl
Michael Rice
"Face" of the 2022 campaign

1. See Schedule 13D/A filed by Mr. Kellner with the SEC on September 3, 2024
2. *Kellner v. AIM ImmunoTech Inc.*, 320 A.3d 239, 247 (Del. 2024)

2024 Campaign – Mainly the Same Cast of Characters

- This year, several of the same individuals are attempting to take control of the Board by seeking to replace the entire incumbent slate
- Mr. Kellner once again nominated himself, Mr. Chioini and Mr. Deutsch, in addition to Mr. Kellner's long-time business associate, Mr. Sweeney
- One of the chief motivations behind the Activist Group's efforts to replace the Board at the Annual Meeting is to secure **reimbursement of millions of dollars** spent in connection with members of the Activist Group's failed attempts to take control of the Board in 2023, as stated in their proxy statement

Todd Deutsch
Original Activist Group Member

Messrs. Kellner and Deutsch have known each other for **over two decades** and invested in more than **20 companies** together[1]

Ted Kellner
Original Activist Group Member

Mr. Kellner also nominated a **longtime associate** with whom he's invested in ***numerous*** businesses and ventures[2]

Paul Sweeney

Robert Chioini
Original Activist Group Member

*Worked with **Messrs. Xirinachs** and **Tudor** at Rockwell Medical prior to his termination as CEO[3]*

1. *Kellner v. AIM ImmunoTech Inc.*, 307 A.3d 998, 1009 (Del. Ch. Dec. 28, 2023)
2. See Definitive Proxy Statement filed by the Kellner Group with the SEC on November 6, 2024
3. Kellner v. AIM Immunotech Inc., et al

The Activist Group Includes Individuals with Checkered Pasts and Close Ties to Securities Law Felons

An Interconnected Web of Cronies:


Ted Kellner
Jonathan Jorgl
Franz Tudor
Walter Lautz
Michael Xirinachs
Michael Rice
Robert Chioini
Todd Deutsch
Paul Sweeney

Robert Chioini

Current nominee who was **fired as CEO** of Rockwell Medical for **underperformance** and later sued by the company.[1,2] **Mr. Chioini is not an AIM shareholder**, but **committed to covering the Activist Group's litigation costs**[3]

Franz N. Tudor

A **felon convicted of insider trading** who began misrepresenting himself as associated with AIM to third parties – including an FDA lobbyist and principal investigators for Ampligen. Mr. Tudor's behavior was so egregious that AIM successfully obtained an injunction against him in Marion County, Florida in August 2021[4]

Todd Deutsch

Current nominee and former coworker of Mr. Tudor at the Galleon Group,[5] a hedge fund that closed in 2009 after an **insider trading scandal** led to over 50 convictions or guilty pleas[6]

Michael Xirinachs

A **felon** who **pled guilty to wire fraud** involving fraudulent securities trading and misuse of funds.[7] Mr. Xirinachs agreed to fund members of the Activist Group's activities – we believe likely in exchange for a promise that he could be reimbursed with generous interest from the Company's coffers[8]

1. *Kellner v. AIM ImmunoTech Inc.*, 307 A.3d 998, at 1008
2. Press Release issued by Rockwell Medical on May 24, 2018, available at: https://www.prnewswire.com/news-releases/rockwell-medical-issues-statement-300654699.html
3. *Jorgl v. AIM ImmunoTech Inc. et al.*, 2022 WL 16543834, at *1 (Del. Ch. Oct. 28, 2022). (emphasis added)
4. *Jorgl*, 2022 WL 16543834, at *3
5. *Jorgl*, 2022 WL 16543834, at *3
6. *Jorgl*, 2022 WL 16543834, at *3
7. *See* Press Release issued by the SEC on October 16, 2009, available at: https://www.sec.gov/news/press/2009/2009-221.htm.
8. *Kellner v. AIM ImmunoTech Inc.*, 307 A.3d 998, at 1010
9. *Jorgl*, 2022 WL 16543834

The Activist Group's Questionable Conduct

The Activist Group attempted to spread disparaging misinformation through numerous misleading StockTwits posts by Mr. Tudor under his handle "beaufordb" (which he conceded belonged to him during a deposition in connection to the Activist Group's lawsuit against the Company in 2022)

beaufordb Bullish 10/17/22, 09:01 PM

$AIM Trolls roll out!!! Hopefully we get a Delaware ruling soon and the Gold ticket is the winner so we can get this thing heading in the right direction.



beaufordb Bullish 7/28/22, 04:10 PM

$AIM to be clear. I am not here to pump or bash. Like many here. I just want the stock to go up but after almost 2 years of sitting and losing money in the stock only to get beyond frustrated and fatigued. AIM and not covid has given me brain fog. I am simply looking forward to the day that I can sell for a profit and delete from my screen and memory for good.

beaufordb Bullish

$AIM this about sums it up.....



beaufordb Oct 21, 2022 10:29 AM

$AIM lets go Trolls! Mgmt has No Idea their stock is even up 2 days in a row. Nor do they care! Up or down they still win with those paychecks. Bullish



beaufordb Bullish

$AIM every morning at the AIM Ocala Headquarters. Because remember..Tom has promised they are working really really hard for AIM shareholders every day. I dont know if it was a pinky swear.


It's gonna be another long day

FranzTudor Bullish 10/26/22, 08:42 PM

$AIM Hello fellow AIM Trolls! No more screen names needed and yes I am Franz Tudor. I have been waiting for the day AIM would take this exact hail marry attempt using up their ammo because how many more times and ways can they call me a "criminal", their words not mine, in a flaling attempt to defame my reputation in order to preserve their own existance or should I say paychecks. It was a matter of when and not if they would do this because in reality they are running out of propaganada. No one is blocked and no more debates. I think AIM forgot that that there are two sides to every story but in this case it will be fiction vs non fiction. One would think a bunch of lawyers would know the rule of law. Its what you can prove not what you imagine. In this case I have plenty of proof to share with everyone that exposes the paranoia that has apparently consumed the AIM team for years. So get your popcorn ready as I will break my silence shortly. Cheers To Your Health!

4 7

We believe that the Activist Group cannot be trusted to seriously steward AIM's resources for the long-term benefit of all shareholders

The Delaware Courts Agreed with AIM's Board in Rejecting the Activist Group's Nominations

*"…**the Board acted reasonably and equitably in rejecting the [nomination notice submitted by Ted D. Kellner]**. **<u>It did not breach its fiduciary duties in enforcing valid advance notice bylaws</u>**. **<u>The plaintiff's group – not the Board – are 'the ones engaging in manipulative conduct</u>**.'"[1]*

Dec 2023

*"Ultimately, **the nondisclosure of certain [arrangements, agreements or understandings] is fatal to Kellner's nomination effort**. After the [Jonathan] Jorgl litigation, Kellner, [Robert] Chioini, [Todd] Deutsch and their counsel should have been closely attuned to the importance of completely disclosing all relevant arrangements and understandings. Still, **they <u>flouted the Company's advance notice requirements</u>**. Because of the timing of Kellner's submission-the night before the submission deadline-there was no possibility of correcting any deficiencies."[1]*

Dec 2023

*"The concealment of arrangements and understandings that go to the heart of a nomination effort risks undermining the essential disclosure function of advance notice bylaws. **Directors and stockholders would justifiably want to know whether a nomination is part of a broader scheme. <u>Such information was withheld from or obfuscated in the Kellner Notice</u>**."[1]*

Dec 2023

*"…the evidence put forward by [the Board] indicates that **Jorgl's notice was-at best-misleading**."[2]*

Oct 2022

*"…[Activist Group member] **Kellner submitted false and misleading responses** to some of the requests [for information from AIM]. Given the [Chancery] court's countervailing findings about Kellner's and his nominees' deceptive conduct, no further action is warranted… **The case is closed**."[3]*

July 2024

The Delaware Court of Chancery supported the Board's determinations that members of the Activist Group's 2022 and 2023 nominations omitted key information, misled shareholders and were ultimately invalid. The Delaware Supreme Court subsequently upheld the 2023 determination

1. Kellner v. AIM ImmunoTech Inc., 320 A.3d 239, 247 (Del. 2024). (emphasis added)
2. *Jorgl*, 2022 WL 16543834, at *1. (emphasis added)
3. Kellner v. AIM ImmunoTech., No. 3 (Del. Jul. 11, 2024) (emphasis added)



AIM

We Believe the Activist Group's Nominees Would Not Be Additive to the Board

We Believe the Activist Group's Interests Are Not Aligned with Those of All Shareholders

- AIM's current cash position is critical to our strategy and funding upcoming clinical milestones
- If elected, the Activist Group intends to seek over **$5 million** from AIM to pay for its previous takeover attempts, in addition to any expenses incurred in connection with its solicitation for this year's Annual Meeting
- The Activist Group *does not* intend to put the reimbursement to a vote - underscoring its disregard for shareholders to have a direct say on the matter

The Activist Group's Definitive Proxy Statement

*"…**Mr. Kellner intends to seek reimbursement from the Company of all expenses he incurs in connection with this solicitation** (including, for the avoidance of doubt, related litigation expenses, if any), and **does not intend to submit the question of such reimbursement to a vote of security holders of the Company**. As described above, **these expenses are estimated to be approximately $750,000.** In addition to the foregoing amount, each of **Mr. Kellner, Mr. Deutsch and Mr. Chioini intend to seek reimbursement from the Company of all expenses they incurred in connection with their solicitation for the 2023 Annual Meeting (including related litigation expenses), which amounts to approximately $5.3 million** as described below, and **they do not intend to submit the question of such reimbursement to a vote of security holders of the Company…"***

THE ACTIVIST GROUP'S BILL FOR AIM SHAREHOLDERS

Cost for 2023 failed attempt to take control of the AIM Board	**$5+ MILLION**
Potential cost for the 2024 takeover of the AIM Board	**$$$?**
TOTAL:	**MILLIONS OF AIM'S SHAREHOLDER CAPITAL**

Diverting AIM's shareholder capital from clinical trials into the pockets of the Activist Group could destroy any chance of near- or long-term value creation

The Activist Group Does Not Have Any Compelling New Ideas

The Activist Group's Ideas	*Reality*
Review Financing and Investor Communications ***"communicate with shareholders AIMs plans"***	✓ AIM initiated earnings calls with Q&A in Q2 2023 to keep investors and market informed on strategic and scientific updates ✓ In March 2024, AIM launched CEO Corner segments to provide added perspective to press releases, corporate developments and pipeline progress
Review G&A spending, R&D levels, current management and key personnel ***"cut back on G&A spending, starting with excessive compensation and legal spending"***	✓ Mr. Equels and AIM's leadership team possess the necessary experience and skillsets to continue overseeing AIM's strategy to unlock Ampligen's potential for patients and shareholders ✓ It is disingenuous for the Activist Group to criticize G&A spending when they have driven litigation expenses in multiple lawsuits that AIM won
Complete review of Ampligen and invest resources in the most promising applications ***"create real, focused clinical strategy to help patients and stockholders"***	✓ AIM shifted its strategy in 2016 to oncology and remains laser focused on high value indications

Despite targeting AIM for several years, the Activist Group's "plan" to enhance value is nothing more than vague suggestions

The Activist Group Continues to Move the Goalposts in Settlement Talks

AIM has made multiple attempts to reach a constructive solution which would have avoided a costly and distracting proxy contest

- Specifically, AIM offered to expand the Board to **six seats,** with their nominees **Mr. Kellner and Mr. Sweeney** joining as directors
- AIM then offered to expand the Board to **eight seats**, with their nominees **Mr. Kellner and Mr. Sweeney** and two mutually acceptable independent individuals joining the Board

- Despite these efforts, the Activist Group has continued to insist on a reimbursement upwards of ***$8 million*** to make all litigants whole in connection with certain litigation as part of any settlement – ***representing more than 50% of AIM's current market capitalization***
- They have also asked for a number of requirements beyond Board composition and fees, such as divesting shares earned by management and making changes to executive employment agreements

- The Board simply cannot agree to conditions that could jeopardize our ability to fund operations while stewarding the best interests of all shareholders

Despite our best attempts at a constructive solution, the Activist Group has continued to insist on terms that don't make financial sense for AIM and its shareholders

AIM ImmunoTech

We Believe Mr. Chioini is Unfit to Serve as a Public Company Director – Let Alone CEO

- Under current nominee Mr. Chioini's leadership, Rockwell Medical failed to execute a go-to-market strategy for its FDA-approved product, Triferic, and was described as an *"operational disaster"*[1]
- As a result, he was fired from the CEO position for lacking "*key attributes necessary to oversee the growth and long-term success of the [c]ompany*"[2]
- Rockwell Medical ultimately sued Mr. Chioini, stating that he "*refuse[d] to accept*" his termination and afterwards took "*action purportedly on the [c]ompany's behalf without authorization*"[3] including un-firing himself and alleging board members may have violated federal securities laws

STAT

A deeply troubled drug company fires its CEO, who then unfires himself. Comedy, chaos ensue

By Adam Feuerstein
May 23, 2018

On Tuesday night, the drug maker's board of directors fired CEO Robert Chioini. Then, as the sun rose on Wednesday morning, Chioini unfired himself, alleging board members may have violated federal securities laws.

Later Wednesday, the board, which still insists Chioini is fired, also fired Rockwell's chief financial officer for essentially colluding with Chioini. Unbowed, Chioini then issued a press release in which he further blasted the board and unfired the fired CFO....

Perhaps the only surprise emerging from Rockwell's boardroom insurrection is that it didn't happen sooner. Rockwell has been an operational disaster under Chioini for more than three years.

With a history of operational underperformance and highly inappropriate behavior, we believe Mr. Chioini has demonstrated he is unfit to serve as a public company fiduciary whether on the Board or as CEO

[1] STAT, A deeply troubled drug company fires its CEO, who then unfires himself. Comedy, chaos ensue (May 23, 2018) (emphasis added)
[2] *See Kellner v. AIM ImmunoTech Inc.*, 307 A.3d 998, at 1008. (emphasis added)
[3] *See* Press Release issued by Rockwell Medical on May 24, 2018, available at: https://www.prnewswire.com/news-releases/rockwell-medical-issues-statement-300654699.html (emphasis added)

Mr. Deutsch Has a Questionable History

- Current nominee Mr. Deutsch and former Activist Group member Mr. Tudor worked together at the Galleon Group, a hedge fund at the center of an insider trading scandal in 2009[1]
- The case led to over 50 convictions or guilty pleas – including Mr. Tudor, who pled guilty to conspiracy to commit securities fraud[2]
- While Mr. Deutsch was never implicated in any wrongdoing, he was subpoenaed by the FBI in connection with the case[3]

BUSINESS INSIDER

Your Complete Guide To Who's Who In Wall Street's Spiraling Insider Trading Scandal

Katya Wachtel Feb 8, 2011, 5:14 PM EST

SUBPOENAED, 2009: Todd Deutsch

- Former **Galleon Group** fund manager
- Received FBI subpoena in fall of '09.
- Knows portfolio manager at raided-hedge fund **Level Global, Anthony Chiasson**
- Friends with **Michael Steinberg** of **SAC** since college

DEALBREAKER

Former Galleon Trader Franz Tudor Key to Galleon Case

Prosecutors are counting on recordings made by former Galleon trader Franz Tudor as key evidence against Zvi Goffer and other defendants in the wide-ranging insider trading case, new documents reveal.

ZACHERY KOUWE • UPDATED: JAN 14, 2019 · ORIGINAL: JUN 2, 2010

Mr. Deutsch's background and the origin of his relationship with Mr. Tudor should give shareholders pause about his commitment to protecting shareholders

1. *See Jorgl*, 2022 WL 16543834, at *3
2. https://www.businessinsider.com/fbi-insider-trading-probe-sac-capital-galleon-jason-pflaum-samir-barai-hedge-funds-sec-2011#subpoenaed-2009-todd-deutsch-3
3. https://dealbreaker.com/2010/06/former-galleon-trader-franz-tudor-key-to-galleon-case

AIM's Nominees are the Right Choice for Shareholders

AIM's directors have the right backgrounds and experience needed to oversee AIM's continued momentum

- The current Board possesses expertise in a variety of areas critical to the success of AIM – including **drug development** and **commercialization**, **scientific** and **medical**, **financial management** and **regulatory experience**

AIM is executing on its strategy to create long-term value

- AIM's Board is overseeing the clinical execution to unlock Ampligen's value in high-value oncology indications
- Our lead program is laying the **groundwork for commercialization opportunities** by delivering exciting data across clinical trials, including in two ongoing Phase 2 studies with AstraZeneca and Merck

AIM's Well Qualified Board of Directors



Stewart L. Appelrouth



Nancy K. Bryan



Thomas K. Equels, M.S., J.D.



William M. Mitchell, M.D., Ph.D.

Vote the WHITE Universal Proxy Card to Safeguard AIM

PROTECT YOUR INVESTMENT IN AIM

Safeguard AIM by voting for the election of the Board's incumbent candidates – Stewart L. Appelrouth, Nancy K. Bryan, Thomas K. Equels and Dr. William M. Mitchell – on the WHITE universal proxy card

Investor Contact:
JTC Team, LLC
Jenene Thomas
AIM@jtcir.com

Media Contact:
Longacre Square Partners
Joe Germani / Miller Winston
AIM@longacresquare.com

Please visit www.SafeguardAIM.com for additional materials, information and voting instructions



AIM

Appendix

Stewart L. Appelrouth



Mr. Appelrouth has valuable financial and regulatory expertise as a certified public accountant with over 40 years of accounting and audit experience. His extensive experience as an accountant and provider of business and tax consulting services equips him to serve as Chairman of the Board's Audit Committee.

Mr. Appelrouth has served as a member of the Board of Directors since August 2016. He has been a certified public accountant and a principal at Appelrouth Farah & Co., P.A., Certified Public Accountants and Advisors, a full-service accounting and internal business advisory firm, since he co-founded the firm in 1985. Appelrouth Farah & Co. joined Citrin Cooperman Advisors, LLC, a firm providing business advisory and non-attest services, in March 2022. Mr. Appelrouth is also a certified forensic accountant and possesses 40 years of experience in Accounting and Consulting. He is a member of or has affiliations with organizations including the AICPA, American College of Forensic Examiners, Association of Certified Fraud Examiners, past member of the Florida Bar Grievance Committee, Florida Institute of Certified Public Accountants and InfraGard Member, a national information sharing program between the Federal Bureau of Investigation and the private sector. Mr. Appelrouth graduated from Florida State University in 1975 and received his master's degree in Finance from Florida International University in 1980.

Key Qualifications

- ✓ Financial and Audit Expertise
- ✓ Regulatory Experience
- ✓ Significant Leadership Experience

Nancy K. Bryan



Key Qualifications

- ✓ Life Science Industry Experience
- ✓ CEO Experience
- ✓ Marketing and Commercialization Experience

Ms. Bryan possesses deep commercial, marketing, business development and corporate finance expertise from her service at major pharmaceutical companies including Merck, GlaxoSmithKline and Bayer Pharmaceuticals as well as startup biotech companies including Indevus Pharmaceuticals and NPS Pharmaceuticals. She was named a director in March 2023 as part of AIM's effort to bring additional diverse perspectives and biotechnology commercialization experience into the boardroom.

Ms. Bryan is an established leader with more than 25 years of experience in the life sciences industry. She has served on executive leadership teams and played key roles in companies' successes, including marketing, sales, business development, financing and communications. Ms. Bryan is the current President and CEO of BioFlorida Inc., an association supporting the advancement of life sciences in Florida. Prior to joining BioFlorida as its President and CEO in 2013, Ms. Bryan began her career with major pharmaceutical companies including Merck, GlaxoSmithKline and Bayer Pharmaceuticals. She then went on to serve in a number of executive leadership positions in specialty pharmaceuticals and smaller, start-up biotech companies, including Indevus Pharmaceuticals and NPS Pharmaceuticals. Throughout her career, Ms. Bryan helped develop, launch and commercialize many products including blockbusters (Zantac, Levitra), major biologics (Tysabri) and orphan drugs for rare diseases (Valstar for bladder cancer, Supprelin LA for central precocious puberty), and helped establish franchises in a wide variety of therapeutic areas, including Oncology, Anti-infectives, GI and Autoimmune (MS, CD). She has established a successful track record with introducing strategic and tactical solutions to develop global markets as well as launch, grow and turn around established and underperforming drugs, resulting in greater revenue, market share, profitability and stockholder value. Additionally, Ms. Bryan has been recognized for outstanding leadership experience in the specialty, biologics and primary care markets, establishing franchises in a wide variety of therapeutic areas, including Oncology, GI, Urology, Endocrinology, Cardiology, Vaccines, Anti-infectives and Autoimmune (IBD, MS, RA). Ms. Bryan holds a BA in Economics from the University of Virginia and an MBA from Columbia University, and her academic honors include Phi Beta Kappa and Beta Gamma Sigma.

Thomas K. Equels



Mr. Equels is Executive Vice Chairman, Chief Executive Officer and President of the Company and has over 25 years of experience as a practicing attorney specializing in complex business litigation. He also has extensive experience in clinical trial design and development, creating intellectual property concepts and in financing drug development.

Mr. Equels has been the Chief Executive Officer of AIM ImmunoTech Inc. since February 2016. Additionally, he has served as a Director on the Board since 2008. Mr. Equels previously served as the Company's Secretary from 2008 to 2016, its General Counsel from 2010 to 2016, and its Chief Financial Officer from December 2013 to February 2016. Mr. Equels was formerly the President and Managing Director of the Equels Law Firm in Miami, Fla. For over a quarter century, he represented national governments, state governments and private companies in banking, insurance, aviation, pharmaceutical and construction matters. He also was on numerous occasions the court-appointed receiver to turn around distressed companies. Mr. Equels received his Juris Doctor degree with high honors from Florida State University. He is a summa cum laude graduate with a Bachelor of Science from Troy University. He also has a Master of Science from Troy University.

Key Qualifications

- ✓ Public Company CEO Experience
- ✓ Clinical Trial Design and Drug Development Experience
- ✓ Legal Experience

Dr. William M. Mitchell



Dr. Mitchell serves as Chairman of the Board and has extensive medical industry experience, including as a Professor of Pathology at Vanderbilt University School of Medicine, a board-certified physician and a former member of the board of directors of Chronix Biomedical, a company involved in next-generation DNA sequencing for medical diagnostics.

Dr. Mitchell was appointed Chairman of the Board in February 2016 after serving as a Director since July 1998. Dr. Mitchell is a Professor of Pathology, Microbiology & Immunology at Vanderbilt University School of Medicine and is a board certified physician. Dr. Mitchell earned a M.D. from Vanderbilt and a Ph.D. from Johns Hopkins University, where he served as House Officer in Internal Medicine (Osler Service), followed by a Fellowship at its School of Medicine. Dr. Mitchell has published over 200 papers, reviews and abstracts that relate to the pathogenesis of obligate intracellular pathogens, innate and adaptive immune responses, and liquid biopsy cancer (chromosomal instability) diagnostics. He is the inventor or co-inventor of 14 issued US patents as well as derivative foreign patents. Dr. Mitchell has worked with many professional societies that have included the American Society of Investigative Pathology (ASIP), the International Society for Antiviral Research (ISAR), the American Society of Biochemistry and Molecular Biology (ASBMB), the American Society of Microbiology (ASM), and the American Society of Clinical Oncology (ASCO). Dr. Mitchell is a member of the American Medical Association (AMA). He has served on numerous review committees for the National Institutes of Health (NIH), the Centers for Disease Control (CDC), the European Union (EU), and the College of American Pathology (CAP). He served as an independent director of Chronix Biomedical, a genetics based cancer diagnostic company, until acquired by OncoCyte (OCX) in 2021.

Key Qualifications

- ✓ Leadership Experience
- ✓ Academic and Industry Experience
- ✓ Regulatory Experience

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